Exhibit 10.1

WAIVER AND SEVENTH LOAN MODIFICATION AGREEMENT
This Waiver and Seventh Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of September 29, 2015, by and between (i) SILICON VALLEY BANK, a California corporation with a loan production office located at 8020 Towers Crescent Drive, Suite 475, Vienna, Virginia 22182 (“Bank”), (ii) LUNA INNOVATIONS INCORPORATED, a Delaware corporation (“Innovations”), LUNA TECHNOLOGIES, INC., a Delaware corporation (“Technologies”), ADVANCED PHOTONIX, INC., a Delaware corporation (“API”), and PICOMETRIX, LLC, a Delaware limited liability company (“Picometrix”; Innovations, Technologies, API and Picometrix are referred to herein, individually and collectively, jointly and severally, as “Borrower”), each with offices located at 301 1st Street SW, Suite 200, Roanoke, Virginia 24011.
1.DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 18, 2010, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 18, 2010, between Borrower and Bank, as amended by a certain First Loan Modification Agreement, dated as of March 7, 2011, as further amended by a certain Second Loan Modification Agreement, dated as of May 18, 2011, as further amended by a certain Third Loan Modification Agreement, dated as of June 1, 2012, as further amended by a certain Fourth Loan Modification Agreement, dated as of March 1, 2013, as further amended by a certain Consent, Release and Fifth Loan Modification Agreement, dated as of January 21, 2014, and as further amended by a certain Joinder, Consent and Sixth Loan Modification Agreement, dated as of May 8, 2015 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2.    DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in certain Intellectual Property Security Agreements executed by each Borrower in favor of Bank (collectively, the “IP Agreements”, and together with any other collateral security granted to Bank, the “Security Documents”).
Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
3.    DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by inserting the following new Section 2.1.7 immediately following Section 2.1.6 thereof:
“2.1.7    Equipment Term Loan 2015.
(a)    Availability. Subject to the satisfaction of the terms and conditions of this Agreement, during the Equipment Term Loan 2015 Draw Period, Bank shall make one or more equipment term loans available to Borrower in an amount up to the Equipment Term Loan 2015 Amount. Each Equipment Term Loan 2015 shall be in a minimum amount of Two Hundred Fifty Thousand Dollars ($250,000).
(b)    Repayment. Commencing on the first day of the month following the Funding Date of an Equipment Term Loan 2015, and continuing on the first day of each month thereafter, Borrower shall make monthly payments of interest in arrears on the outstanding principal balance of the Equipment Term Loan 2015. Commencing on January

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1, 2016, and on the first day of each month thereafter, Borrower shall repay the Equipment Term Loan 2015 in (i) thirty-six (36) equal installment payments of principal, based on a thirty-six (36) month amortization schedule; plus (ii) monthly payments of accrued interest as set forth above (each such payment being referred to herein as an “Equipment Term Loan 2015 Payment”). Each Equipment Term Loan 2015 Payment shall be payable on the first day of each month. Borrower’s final Equipment Term Loan 2015 Payment, due on the Equipment Term Loan 2015 Maturity Date, shall include all outstanding principal and accrued and unpaid interest under the Equipment Term Loan 2015. Once repaid, the Equipment Term Loan 2015 may not be reborrowed.
(c)    Prepayment. Prior to the Equipment Term Loan 2015 Maturity Date, Borrower may prepay all or any portion of the Equipment Term Loan 2015, effective three (3) Business Days after written notice of such prepayment is given to Bank. Notwithstanding any such prepayment, Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. If such prepayment is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, an early termination fee in an amount equal to (i) if such prepayment is made on or before the second anniversary of the Seventh Loan Modification Effective Date, an amount equal to two percent (2.00%) of the amount of the Equipment Term Loan 2015 so prepaid; and (ii) if such prepayment is made after the second anniversary of the Seventh Loan Modification Effective Date, an amount equal to one percent (1.00%) of the amount of the Equipment Term Loan 2015 so prepaid; provided that no prepayment fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank. Any prepayments on the Equipment Term Loan 2015 shall be in a minimum amount equal to Two Hundred Fifty Thousand Dollars ($250,000) and One Hundred Thousand Dollar ($100,000) increments in excess thereof. Upon payment in full of the Obligations and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall terminate and release its liens and security interests in the Collateral and all rights therein shall revert to Borrower.”

2	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.3(a) thereof:
“(a)    Interest Rate; Term Loan 2015. Subject to Section 2.3(b), the principal amount outstanding under the Term Loan 2015 Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus two percentage points (2.00%), which interest shall be payable monthly, in arrears, in accordance with Section 2.3(f) below.”
and inserting in lieu thereof the following:
“(a)    Interest Rate.
(i)    Term Loan 2015. Subject to Section 2.3(b), the principal amount outstanding under the Term Loan 2015 Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus two percentage points (2.00%), which interest shall be payable monthly, in arrears, in accordance with Section 2.3(f) below.
(ii)    Equipment Term Loan 2015. Subject to Section 2.3(b), the principal amount outstanding under the Equipment Term Loan 2015 Line shall accrue interest at a

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floating per annum rate equal to the Prime Rate plus two percentage points (2.00%), which interest shall be payable monthly, in arrears, in accordance with Section 2.3(f) below.”

3	The Loan Agreement shall be amended by deleting the following text appearing as Sections 6.2(a)(ii) thereof:
“(ii)    Reserved;”
and inserting in lieu thereof the following:
“(ii)     within thirty (30) days after the end of each month commencing with the monthly period ending September 30, 2015, (A) monthly accounts receivable agings, aged by invoice date, and (B) monthly accounts payable agings, aged by invoice date (including, without limitation, project identifiers for the purpose of tracking the status of assignments under the Federal Assignment of Claims Act of 1940, as amended), and outstanding or held check registers, if any;”

4	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9 thereof:
“6.9    Financial Covenants.
(a)    Minimum Cash. Borrower shall maintain at all times, to be certified as of the last day of each month, unrestricted cash at Bank of not less than Three Million Dollars ($3,000,000).
(b)    Liquidity Coverage Ratio. Borrower shall maintain at all times, to be certified as of the last day of each month, a Liquidity Coverage Ratio of greater than 1.75 to 1.00.”
and inserting in lieu thereof the following:
“6.9    Financial Covenants.
(a)    Minimum Cash. Borrower shall maintain at all times, to be certified as of the last day of each month, unrestricted cash at Bank of not less than Three Million Dollars ($3,000,000).
(b)    Liquidity Coverage Ratio. Borrower shall maintain at all times, to be certified as of the last day of each month commencing with the month ending on September 30, 2015, a Liquidity Coverage Ratio of greater than 1.50 to 1.00.
(c)    Minimum Adjusted EBITDA. Borrower shall achieve, measured as of the last day of each fiscal quarter during the following periods, Adjusted EBITDA of at least (loss not worse than) the following:

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Period	Minimum Adjusted EBITDA
Trailing three (3) month period ending September 30, 2015	[***]
Trailing six (6) month period ending December 31, 2015	[***]
Trailing nine (9) month period ending March 31, 2016	[***]
Trailing twelve (12) month period ending June 30, 2016, and the last day of each fiscal quarter thereafter on a trailing twelve (12) month basis	[***]”

5	The Loan Agreement shall be amended by deleting the following text appearing as Section 8.1 thereof:
“8.1    Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Term Loan 2015 Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (a) or (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);”
and inserting in lieu thereof the following:
“8.1    Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Term Loan 2015 Maturity Date or Equipment Term Loan 2015 Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (a) or (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);”

6	The Loan Agreement shall be amended by deleting the following text appearing as Section 12.1 thereof:
“12.1    Termination Prior to Term Loan 2015 Maturity Date. This Agreement may be terminated prior to the Term Loan 2015 Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank. Notwithstanding any such termination, Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. In connection with such termination, Borrower shall pay to Bank, in addition to all other Obligations then owing, the prepayment premium set forth in Section 2.1.6(c). ”
and inserting in lieu thereof the following:

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“12.1    Termination Prior to Maturity. This Agreement may be terminated prior to the Term Loan 2015 Maturity Date or the Equipment Term Loan 2015 Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank. Notwithstanding any such termination, Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. In connection with such termination, Borrower shall pay to Bank, in addition to all other Obligations then owing, the prepayment premium set forth in Section 2.1.6(c). ”

7	The loan Agreement shall be amended by inserting the following definitions in Section 13.1 thereof, each in its appropriate alphabetical order:
“Capital Expenditures” means, with respect to any person for any period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, plus (b) to the extent not covered by clause (a), the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or capitalized assets or the capital stock of any other Person.
“Equipment Term Loan 2015” is a loan made by Bank pursuant to the terms of Section 2.1.7.
“Equipment Term Loan 2015 Amount” is an aggregate amount equal to One Million Dollars ($1,000,000) outstanding at any time.
“Equipment Term Loan 2015 Draw Period” is the earlier to occur of (a) the occurrence of an Event of Default or (b) December 31, 2015.
“Equipment Term Loan 2015 Maturity Date” is the earlier to occur of (a) the occurrence of an Event of Default or (b) December 1, 2019.
“Equipment Term Loan 2105 Payment” is defined in Section 2.1.7(b).
“Seventh Loan Modification Effective Date” is September 29, 2015.
“Unfinanced Capital Expenditures” means, with respect to any Person for any period, the aggregate of all Capital Expenditures by such Person and its Subsidiaries during such period that are paid in cash and are not financed or funded using proceeds from (a) the issuance of additional equity interests of Borrower, (b) Credit Extensions, (c) Subordinated Debt, (d) specific equipment financing, (e) asset sales, (f) insurance proceeds, or (g) government grants or other incentives, and in each instance determined in accordance with GAAP.

8	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:
“Adjusted EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) to the extent deducted in the calculation of Net Income, non-cash stock compensation expense, plus (f) to the extent deducted in the calculation of Net Income, after-tax dividends (provided, that nothing herein shall be

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construed as permitting Borrower to pay and dividends or distributions in violation of Section 7.7 hereof).
“Credit Extensions” is the Term Loan 2015, any letter of credit, foreign exchange forward contract, amount utilized for cash management services, or any other extension of credit by Bank for Borrower’s benefit.
“Liquidity Coverage Ratio” means the ratio of (A) (i) unrestricted cash of Borrower at Bank plus (ii) fifty percent (50%) of Borrower’s net accounts receivable, divided by (B) all Obligations of Borrower to Bank, including, without limitation, all Indebtedness under letters of credit.
and inserting in lieu thereof the following:
“Adjusted EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) to the extent deducted in the calculation of Net Income, non-cash stock compensation expense, plus (f) to the extent paid by Borrower, up to $2,700,000 paid by Borrower to the Defense Contract Management Agency (“DCMA”) as refunds for overpayments by the DCMA, minus (g) Unfinanced Capital Expenditures, including, without limitation, capitalized Intellectual Property.
“Credit Extensions” is the Term Loan 2015, Equipment Term Loan 2015, any letter of credit, foreign exchange forward contract, amount utilized for cash management services, or any other extension of credit by Bank for Borrower’s benefit.
“Liquidity Coverage Ratio” means the ratio of (A) (i) unrestricted cash of Borrower at Bank plus (ii) sixty percent (60%) of Borrower’s net accounts receivable, divided by (B) all Obligations of Borrower to Bank, including, without limitation, all Indebtedness under letters of credit.

9	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby replaced with the Compliance Certificate in the form of Exhibit B attached hereto.
4.    ACKNOWLEDGEMENT OF DEFAULTS; WAIVER. Borrower acknowledges that it is currently in default under the Loan Agreement by its failure to comply with the Liquidity Coverage Ratio financial covenant set forth in former Section 6.9(b) of the Loan Agreement for the compliance period ended July 31, 2015 (the “Prior Default”). In addition, Borrower has advised Bank that Borrower anticipates that it will fail to comply with the Liquidity Coverage Ratio financial covenant set forth in former Section 6.9(b) of the Loan Agreement for the compliance period ended August 31, 2015 (the “Anticipated Default”, and together with the Prior Default, the “Waived Defaults”). Subject to the execution and delivery of this Loan Modification Agreement, Bank hereby waives the Waived Defaults, effective as of the dates thereof, but only for the monthly compliance periods indicated above. Borrower hereby acknowledges and agrees that, except as specifically provided in this Section, nothing in this Section or anywhere in this Loan Modification Agreement shall be deemed or otherwise construed as a waiver by the Bank of any of its rights and remedies pursuant to the Existing Loan Documents, applicable law or otherwise.
5.    FEES. Borrower shall pay to Bank a non-refundable commitment fee equal to Five Thousand Dollars ($5,000), which fee shall be due, and be deemed fully earned, on the Seventh Loan Modification Effective Date. In addition, Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

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6.    RATIFICATION OF IP AGREEMENTS. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Agreements, and acknowledges, confirms and agrees that said IP Agreements contain an accurate and complete listing of all Intellectual Property Collateral as defined in each respective IP Agreement, and each remains in full force and effect. Notwithstanding the terms and conditions of any of the IP Agreements, Borrower shall not register any Copyrights or Mask Works in the United States Copyright Office unless it: (i) has given at least fifteen (15) days’ prior written notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank’s security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within thirty (30) days of any such filing.
7.    RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in that certain Perfection Certificate dated as of May 8, 2015, and acknowledges, confirms and agrees the disclosures and information provided to Bank in such Perfection Certificate remains true and correct in all material respects as of the date hereof.
8.    AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.
9.    CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
10.    RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement (as modified by this Loan Modification Agreement), and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
11.    NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
12.    CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

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13.    JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.
14.    COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.
15.    EFFECTIVENESS. As a condition precedent to the effectiveness of this Loan Modification Agreement and Bank’s obligation to make the Term Loan, Bank shall have received the following prior to or concurrently with this Loan Modification Agreement, each in form and substance satisfactory to Bank:

A.	this Loan Modification Agreement duly executed on behalf of Borrower;

B.
copies, certified by a duly authorized officer of each Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of such Borrower as in effect on the date hereof, (ii) the resolutions of such Borrower authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and such Borrower’s performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of such Borrower;

C.	Borrower’s payment of the fees set forth in Section 5 above; and

D.	such other documents as Bank may reasonably request.
16.    CONDITIONS SUBSEQUENT. Within sixty (60) days after the Seventh Loan Modification Effective Date, Borrower shall deliver to Bank a landlord consent, in form and substance acceptable to Bank, in favor of Bank for the property located at 2925 Board Walk Drive, Ann Arbor, Michigan, executed by the landlord thereof. Failure by Borrower to comply with such requirement within such time period, or at such later date as Bank may agree in its sole and exclusive discretion, shall constitute an Event of Default.
[Signatures included on the following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:
LUNA INNOVATIONS INCORPORATED
By    /s/ Scott A. Graeff
Name:     Scott A. Graeff
Title: Chief Strategy Officer, Treasurer and Secretary
LUNA TECHNOLOGIES, INC.
By    /s/ Scott A. Graeff
Name: Scott A. Graeff
Title:    President
ADVANCED PHOTONIX, INC.
By    /s/ Scott A. Graeff
Name:     Scott A. Graeff
Title:    Secretary
PICOMETRIX, LLC
By    /s/ Scott A. Graeff
Name:     Scott A. Graeff
Title:        Secretary
BANK:
SILICON VALLEY BANK
By:    /s/ Michael Copty
Name:    Michael Copty
Title:    Vice President

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EXHIBIT B
COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                        Date:
FROM:     LUNA INNOVATIONS INCORPORATED, et al
The undersigned authorized officer of Luna Innovations Incorporated, Luna Technologies, Inc., Advance Photonix, Inc., and Picometrix, LLC (individually and collectively, jointly and severally, the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
Projections	FYE within 30 days, and as amended	Yes No
A/R & A/P Agings	Monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Cash	$3,000,000	$_______	Yes No
Liquidity Coverage Ratio	>1.50:1.00	:1.00	Yes No
Minimum Adjusted EBITDA	**	$	Yes No
**See Section 6.9(c)

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The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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LUNA INNOVATIONS INCORPORATED LUNA TECHNOLOGIES, INC. ADVANCED PHOTONIX, INC. PICOMETRIX, LLC By: Name: Title:
BANK USE ONLY

Received by: _____________________
AUTHORIZED SIGNER
Date: _________________________

Verified: ________________________
AUTHORIZED SIGNER
Date: _________________________

Compliance Status: Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:    ____________________

I.    Minimum Cash (Section 6.9(a))

Required:	Borrower shall maintain at all times, to be certified as of the last day of each month, unrestricted cash at Bank of not less than Three Million Dollars ($3,000,000).

Actual:

A.	Aggregate value of Borrower’s unrestricted cash at Bank	$

Is line A equal to or greater than $3,000,000?

  No, not in compliance                          Yes, in compliance

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

II.    Liquidity Coverage Ratio (Section 6.9(b))

Required:	Borrower shall maintain at all times, to be certified as of the last day of each month commencing with the month ending September 30, 2015, a Liquidity Coverage Ratio of greater than 1.50 to 1.00.

Actual:

A.	Aggregate value of Borrower’s unrestricted cash at Bank	$
B.	Net accounts receivable of Borrower	$
C.	Line B multiplied fifty percent (60%)	$
D.	Line A. plus Line C	$
E.	Aggregate of all Obligations owing to Bank, including, without limitation, all issued and outstanding letters of credit	$
F.	Line D divided by Line E	$

Is Line F greater than 1.50?

  No, not in compliance                          Yes, in compliance

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

III.    Minimum Adjusted EBITDA (Section 6.9(c))

Required:	Borrower shall achieve, measured as of the last day of each fiscal quarter during the following periods, Adjusted EBITDA of at least (loss not worse than) the following:

Period	Minimum Adjusted EBITDA
Trailing three (3) month period ending September 30, 2015	[***]
Trailing six (6) month period ending December 31, 2015	[***]
Trailing nine (9) month period ending March 31, 2016	[***]
Trailing twelve (12) month period ending June 30, 2016, and the last day of each fiscal quarter thereafter on a trailing twelve (12) month basis	[***]

Actual:

A.	Net Income	$
B.	To the extent included in the determination of Net Income
	1. The provision for income taxes	$
	2. Depreciation expense	$
	3. Amortization expense	$
	4. Net Interest Expense	$
	5. Non-cash stock compensation expense	$
	6. To the extent paid by Borrower, up to $2,700,000 paid to the DCMA as refunds for overpayments by the DCMA	$
	7. The sum of lines 1 through 6	$
C.	Unfinanced Capital Expenditures (including capitalized Intellectual Property)	$
D.	Adjusted EBITDA (line A plus line B.7 minus line C)	$
Is line D equal to or greater than $ [                    ]?

  No, not in compliance                          Yes, in compliance

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.